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                                                                   Exhibit 3-285
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                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                  WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.


   This Certificate of Limited Partnership is being executed on October 12, 1995, for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.
   NOW THEREFORE, the undersigned hereby certifies as follows:
   1. Name. The name of the limited partnership is Wallingford Associates of Connecticut, L.P. (the "Partnership").
   2. Registered Office and Registered Agent. The registered office of the Partnership in the State of Delaware is located as 15 East North Street, Dover, Delaware 19901. The name of the registered agent of the Partnership for service of process at such address is United Corporate Services, Inc.
   3. Name and Business Address of General Partner. The name of the general partner is Health Resources of Wallingford, Inc., a Delaware corporation, having a mailing address of 411 Hackensack Avenue, Hackensack, New Jersey 07601.
   IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed on the day and year first above written.



                             GENERAL PARTNER:

                             Health Resources of Wallingford, Inc.


                                  /s/ Stephen R. Baker
                             By:  ---------------------------------------------
                                  Stephen R. Baker
                                  Vice President





                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 09:00 AM 10/12/1995
                                                    950235264 - 2551535

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                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 11:00 AM 06/02/1998
                                                    981210478 - 2551535



                            CERTIFICATE OF AMENDMENT

                                     TO THE

                      (CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                  WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.


   The undersigned, desiring to amend the Certificate of Limited Partnership of Wallingford Associates of Connecticut, L.P. pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:
   FIRST: The name of the Limited Partnership is Wallingford Associates of Connecticut, L.P
   SECOND: Article Two of the Certificate of Limited Partnership shall be amended as follows:
   "The Partnerships registered office in the State of Delaware is located at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. The registered agent of the Partnership for service at such address is The Corporation Trust Company"
   IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this Fifteenth day of May, 1998

                                     Wallingford Associates of Connecticut,
                                     L.P.

                                         /s/ James V. McKeon
                                     By: --------------------------------------
                                       **Name of General Partner**
                                     James V. McKeon, V.P. of Health
                                     Resources of Wallingford, Inc.,
                                     The General Partner of Wallingford
                                     Associates of Connecticut, L.P.

(DEL. - LP 3040 - o)